Exhibit 10.30
PLY GEM PRIME HOLDINGS, INC.
SUBSCRIPTION AGREEMENT
Dated as of: May 27, 2010
Ply Gem Prime Holdings, Inc.
c/o CI Capital Partners LLC
500 Park Avenue, 8th Floor
New York, NY 10022
Ladies and Gentlemen:
     This letter agreement (this “Agreement”) memorializes the agreement relating to the purchase of equity in Ply Gem Prime Holdings, Inc., a Delaware corporation (the “Corporation”) by each of the undersigned (each, a “Purchaser”). The purchase of equity in the Corporation pursuant to this Agreement shall occur on June 1, 2010 and shall be conditioned solely upon the simultaneous repurchase of equity in the Corporation from Gary Robinette, pursuant to the Repurchase Agreement, dated as of the date hereof, by and between the Corporation and Mr. Robinette.
     1. Each Purchaser has subscribed for the number of shares of Senior Preferred Stock, par value of One Cent ($0.01) per share, of the Corporation set forth next to the name of such Purchaser on Schedule A hereto under the heading “Number of Shares Purchased.” Payment by each Purchaser therefor shall be made (upon the issuance of an appropriate certificate or certificates representing such shares to and in the name of undersigned), at the price of One Hundred Dollars ($100.00) per share of Senior Preferred Stock in cash in the aggregate amount set forth next to the name of such Purchaser on Schedule A hereto under the heading “Aggregate Purchase Price.”

     2. The Corporation represents that the shares subscribed for hereunder (the “Shares”), when issued, shall be validly issued and fully paid and non-assessable and the certificates therefor shall so state.
     3. Each Purchaser hereby:
          3.1 acknowledges that such Purchaser or such Purchaser’s representative has had access to the kind of information concerning the Corporation that is required by Schedule A of the Securities Act of 1933, as amended (the “Act”), to the extent that the Corporation possesses such information;
          3.2 represents and warrants that such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of utilizing the information that is available to such Purchaser concerning the Corporations to evaluate the risks of investment in the Corporations including the risk that such Purchaser could lose his entire investment;
          3.3 represents and warrants that such Purchaser is an “accredited investor” (as defined in Regulation D promulgated under the Act);
          3.4 acknowledges that such Purchaser has been advised that the Shares have not been registered under the Act and, accordingly, that such Purchaser may not be able to sell or otherwise dispose of the Shares when the undersigned wishes to do so;
          3.5 represents and warrants that the Shares are being purchased by such Purchaser for such Purchaser’s own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

          3.6 agrees that the Shares will not be resold (a) without registration thereof under the Act (unless an exemption from such registration is available) or (b) in violation of any law;
          3.7 consents that the certificate or certificates representing the Shares may be impressed with a legend indicating that the Shares are not registered under the Act and reciting that transfer thereof is restricted;
          3.8 consents that stop transfer instructions in respect of the Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Corporation;
          3.9 represents that (a) such Purchaser has the power and capacity to execute and deliver this Agreement and to perform the provisions hereof; (b) this Agreement constitutes a legal and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms; and (c) no consents or authorizations are required in connection with the execution, delivery or performance by such Purchaser of this Agreement.
     4. This Agreement is to be governed and construed in accordance with the laws of the state of Delaware, without regard to the conflict of laws principals thereof.
     5. This Agreement is the entire agreement between the parties and no prior promises or agreements, express or implied, shall be of any force or effect.
     6. Each Purchaser and, by acceptance hereof, the Corporation hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this Agreement or any other documents related hereto and for any counterclaim therein.
[The remainder of this page is intentionally left blank. Signatures follow.]

PURCHASERS:

GEORGICA GP LLC

By: Georgica Partnership, Inc., its managing member

By:	/s/ Frederick J. Iseman

Name:	Frederick J. Iseman
Title:	President

SML FAMILY INVESTORS LLC

By:	/s/ Steven M. Lefkowitz

Name:	Steven M. Lefkowitz
Title:	Managing Member

CELTIC INVESTMENTS LP

By: Ferris 2000 Family Trust, its general partner

By:	/s/ Robert A. Ferris & Evelyn Jarvis Ferris
Name:	Evelyn J. Ferris
Title:	Trustee

TIMOTHY T. HALL

/s/ Timothy T. Hall

JOOST THESSELING

/s/ Joost Thesseling

THOMAS RITCHIE

/s/ Thomas Ritchie

EVAN WEINSTEIN

/s/ Evan Weinstein

COLIN DARRETTA

/s/ Colin Darretta

[Signature page to Subscription Agreement]

Accepted as of the first date written above: PLY GEM PRIME HOLDINGS, INC.
By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature page to Subscription Agreement]

Schedule A

	Number of
	Shares	Aggregate
Purchaser	Purchased	Purchase Price
Georgica GP LLC	6,761.71	$676,171
SML Family Investors LLC	1,266.86	126,686
Celtic Investments LP	1,789.75	178,975
Tim Hall	240.65	24,065
Joost Thesseling	266.79	26,679
Tom Ritchie	74.39	7,439
Evan Weinstein	250.00	25,000
Colin Darretta	125.00	12,500

	10,775.15	$1,077,515